CONSENT



I hereby consent to the use of my name in the Registration Statement on Form SB-2 and the Prospectus contained therein of Mike's Original, Inc.

                                        /s/ Jerry Schneider
                                        -------------------------
                                        Jerry Schneider

January 21, 1999